PNC FUNDS and PNC ADVANTAGE FUNDS (the "FUNDS")
RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS
FOR THE PERIOD December 1, 2016 THROUGH May, 31, 2017

The following table provides a summary of all Rule 10f-3 Affiliated Underwriter Syndicate Transactions executed on behalf of the Funds by the Funds' adviser, sub-advisers, or an affiliate, if any, during the period December 1, 2016 through May 31, 2017.

Date:12/8/2016
Fund: PNC Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: Goldman Sachs Group Inc.
Purchased From: Goldman Sachs
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $405,000/$2,250,000,000
% of Offering: <1%

Date:12/8/2016
Fund: PNC Limited
Maturity Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: Goldman Sachs Group Inc.
Purchased From: Goldman Sachs
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $2,745,000/$2,250,000,000
% of Offering: <1%

Date:4/20/2017
Fund: PNC Total Return
Advantage Fund
Sub-Adviser (If Applicable): N/A
Issuer: Nustar Logistics LP
Purchased From: Mizuho Securities
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $140,000/$550,000,000
% of Offering: <1%

Date:5/2/2017
Fund: PNC Balanced
Allocation Fund -
Fixed Income
Sub-Adviser (If Applicable): N/A
Issuer: Constellation Brands
Purchased From: Bank of America
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $20,000/$500,000,000
% of Offering: <1%

Date:5/2/2017
Fund: PNC Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: Constellation Brands
Purchased From: Bank of America
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $85,000/$500,000,000
% of Offering: <1%

Date:5/2/2017
Fund: PNC Intermediate
Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: Constellation Brands
Purchased From: Bank of America
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $490,000/$500,000,000
% of Offering: <1%

Date:5/2/2017
Fund: PNC Intermediate
Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: Sherwin-Williams Co
Purchased From: Citi
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $305,000/$2,000,000
% of Offering: <1%

Date:5/2/2017
Fund: PNC Total Return
Advantage Fund
Sub-Adviser (If Applicable): N/A
Issuer: Constellation Brands
Purchased From: Bank of America
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $370,000/$500,000,000
% of Offering: <1%

Date:5/11/2017
Fund: PNC Balanced
Allocation Fund -
Fixed Income
Sub-Adviser (If Applicable): N/A
Issuer: NiSource Finance Corp
Purchased From: JP Morgan Chase
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $25,000/$2,000,000
% of Offering: <1%

Date:5/11/2017
Fund: PNC Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: NiSource Finance Corp
Purchased From: JP Morgan Chase
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $90,000/$1,000,000,000
% of Offering: <1%

Date:5/11/2017
Fund: PNC Intermediate
Bond Fund
Sub-Adviser (If Applicable): N/A
Issuer: NiSource Finance Corp
Purchased From: JP Morgan Chase
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $785,000/$1,000,000,000
% of Offering: <1%

Date:5/11/2017
Fund: PNC Total Return
Advantage Fund
Sub-Adviser (If Applicable): N/A
Issuer: NiSource Finance Corp
Purchased From: JP Morgan Chase
Underwriter/Affiliated Participant
Underwriter: PNC Capital Markets
Aggregate Principal Purchase Amount/Aggregate
Principal Offering Amount: $400,000/$2,000,000
% of Offering: <1%